SCHEDULE 14C
                                 (RULE 14c-101)

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |  |

Check the appropriate box:

|X| Preliminary Information Statement

| | Definitive Information Statement

| | Confidential for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))

                            GENERAL COMPONENTS, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

| | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

| | Fee previously paid with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                              INFORMATION STATEMENT

                                       OF

                            GENERAL COMPONENTS, INC.

                       SUITE 2021, 20/F, TWO PACIFIC PLACE
                             88 QUEENSWAY, HONG KONG

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                       TO YOU BY THE BOARD OF DIRECTORS OF
                            GENERAL COMPONENTS, INC.

                    THE COMPANY IS NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                           SEND A PROXY TO THE COMPANY

         This Information Statement is being mailed or furnished to the stockholders of General Components, Inc., a Nevada corporation (the "Company"), in connection with the authorization of the corporate action described below by the Company's Board of Directors at a telephonic meeting held on January 27, 2005 and the subsequent approval of such corporate action by the written consent, dated February 1, 2005, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company's common stock, par value $0.001 per share (the "Common Stock") and the Company's series A preferred stock (the "Series A Preferred Stock"), outstanding on such date. Stockholders holding in the aggregate 7,522,511 shares of Series A Preferred Stock (60,180,088 shares of Common Stock on an as-converted basis) or 60.2% of the Common Stock outstanding on such date, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

         This Information Statement is first being mailed or furnished to the stockholders of the Company on or about February 11, 2005, and the transaction described herein shall not become effective until at least 20 days thereafter.

                               ACTION BY BOARD OF
                                    DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

         An amendment (the "Amendment") to the Company's Articles of Incorporation, a copy of which is attached hereto as APPENDIX A, to increase the number of authorized shares of the Common Stock to 280,000,000 was authorized at a telephonic meeting of the Board of Directors of the Company on January 27, 2005 (the "Board Minutes"). The Board Minutes are attached hereto as APPENDIX B. The action taken by the Board of Directors with respect to the Amendment was subsequently adopted by the written consent of the Company's stockholders entitled to vote, on an as-converted basis, a majority of the shares of Common Stock then outstanding on February 1, 2005 (the "Stockholder Consent"). A form of the Stockholder Consent is attached hereto as APPENDIX C.

         The reasons for, and general effect of, the amendment to the Company's Articles of Incorporation is described in "ACTION 1 - AMENDMENT INCREASING THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK."

         The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

                                     GENERAL

         This Information Statement is first being mailed or furnished to stockholders on or about February 11, 2005, and the amendment described herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

                           VOTE OBTAINED - NEVADA LAW

         Nevada Revised Statutes ("NRS") 78.390 provides that every amendment to the Company's Articles of Incorporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company's bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient amend the Company's Articles of Incorporation. NRS 78.320 provides that, unless otherwise provided in the Company's Articles of Incorporation or the bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes as hereafter described, the Company's Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company's voting stock, which voting stock is comprised of the Common Stock and Series A Preferred Stock. NRS
78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         As of January 31, 2005, there were 20,000,000 shares of Common Stock of the Company issued and outstanding and 10,000,000 shares of Series A Preferred Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. Each share of Series A Preferred Stock is convertible into eight shares of Common Stock and the holders of Series A Preferred Stock are entitled to vote together with the holders of Common Stock on an as-converted basis.

         Stockholders holding in the aggregate 7,522,511 shares of Series A Preferred Stock (60,180,088 shares of Common Stock on an as-converted basis) or 60.2% of the Common Stock outstanding on such date, approved the Amendment.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of January 31, 2005, certain information concerning the beneficial ownership of Common Stock by (i) each stockholder known by the Company to own beneficially five percent or more of Common Stock outstanding; (ii) each director; (iii) each executive officer; and
(iv) all of the Company's executive officers and directors as a group, and their percentage ownership and voting power.

-------------------------------------------- --------------------- -------------
                                              Amount and Nature
         Names and Addresses                    of Beneficial        Percent of
         of Beneficial Owners                   Ownership(1)(2)        Class
-------------------------------------------- --------------------- -------------
         Simon Mu(3)                                   21,599,272         21.6%
-------------------------------------------- --------------------- -------------
         Lotus Liberator Fund                          10,579,240         10.6%
         Room 2703, 27/F, The Centrium
         60 Wyndham Street
         Central, Hong Kong
-------------------------------------------- --------------------- -------------
         Dan Zheng Lee                                  9,256,832          9.3%
         2 Hudson Court
         Franklin Park, New Jersey 08823
-------------------------------------------- --------------------- -------------
         Bruce Cole(3)                                  6,171,216          6.2%
-------------------------------------------- --------------------- -------------
         China Enterprise Investments No.               5,701,696          5.7%
         12 Limited
         P.O. Box 309GT, Ugland House
         South Church Street
         Georgetown, Grand Cayman
         Cayman Islands
-------------------------------------------- --------------------- -------------
         Junichi Goto(3)                                  617,120         *
-------------------------------------------- --------------------- -------------
         Jonathan Chan(3)                                 493,696         *
-------------------------------------------- --------------------- -------------
         Regis Kwong(3)                                   308,560         *
-------------------------------------------- --------------------- -------------
         Peter Wang(3)                                    308,560         *
-------------------------------------------- --------------------- -------------
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A              29,498,424         29.5%
GROUP (6 PERSONS)
-------------------------------------------- --------------------- -------------

----------------------
         * Less than one percent.
         1 Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them.

         2 Represents shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock held by such holders. Each share of Series A Preferred Stock is convertible into eight shares of Common Stock and the holders of Series A Preferred Stock vote together with the holders of the Common Stock on an as-converted basis.

         3 Indicates a director and/or executive officer of the Company. The address of each such individuals is c/o General Components, Inc., Suite 2021, 20/F, Two Pacific Place, 88 Queensway, Hong Kong.

                        NOTICE TO STOCKHOLDERS OF ACTION
                       APPROVED BY CONSENTING STOCKHOLDERS

         The following action has been approved by the written consent of the holders together entitled to vote a majority of the aggregate shares of Common Stock and the Series A Preferred Stock:

                                    ACTION 1

                              AMENDMENT INCREASING
                         THE NUMBER OF AUTHORIZED SHARES
                          OF THE COMPANY'S COMMON STOCK

PURPOSE OF THE INCREASE

         The Company's Board of Directors has determined that it is in the Company's best interest to increase the number of authorized shares of Common Stock. The Board of Directors believes that the Amendment will provide the Company with greater flexibility by increasing the Company's authorized capital to allow it to issue additional shares of Common Stock. Consequently, the Board of Directors has recommended that the Company increase the number of authorized shares of Common Stock to 280,000,000 shares.

EFFECT OF THE INCREASE

         The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Company's Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by its stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

         The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

VOTE REQUIRED

         Pursuant to NRS 78.385 and NRS 78.390, the affirmative vote of the holders of a majority of the Company's outstanding voting stock is sufficient to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Common Stock to 280,000,000 shares, which vote was obtained by majority written consent. As a result, the Amendment was approved and no further votes will be needed.

EFFECTIVE DATE

         Under applicable federal securities laws, the Amendment cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company's stockholders. The Amendment will become effective upon filing with the Secretary of State of Nevada. It is anticipated that the foregoing will take place 20 calendar days after distribution of this Information Statement is mailed to the Company's stockholders.

DISSENTERS' RIGHTS OF APPRAISAL

         The Nevada Revised Statutes do not provide for appraisal rights in connection with the increase of authorized shares of the Company's capital stock.

           WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

         The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

January 27, 2005

                                   APPENDIX A

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS
          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)
                              -REMIT IN DUPLICATE-

1. Name of corporation: General Components, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

      FOURTH: That the total number of shares of authorized capital stock that may be issued by the Corporation is TWO HUNDRED AND NINETY MILLION (290,000,000), of which TWO HUNDRED AND EIGHTY MILLION (280,000,000) shares is Common Stock, par value of $0.001, and TEN MILLION (10,000,000) shares is Preferred Stock, par value $0.001. The Corporation may issue such shares from time to time in one or more series as may be established from time to time by resolution of the Board of Directors, each of which series shall consist of such number oft 0 0 shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: majority.*

4. Effective date of filing (optional): upon filing_________________ .

5. Officer Signatures (Required): ______________________ .

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                   APPENDIX B

                              MINUTES OF A MEETING

                                OF THE DIRECTORS

                           OF GENERAL COMPONENTS, INC.

                                JANUARY 27, 2005

         A telephonic meeting (the "Meeting") of the Board of Directors (the "Board") of General Components, Inc., a Nevada corporation (the "Corporation"), was held on January 27, 2005. In attendance were the following members of the
Board: Bruce Cole, Junichi Goto, Peter Wang and Regis Kwong. The following members of the Board were not present: Simon Mu and James Walker. Also in attendance were Jonathan Chan, Chief Financial Officer of the Corporation and Man Yun, Controller of the Corporation.

         Mr. Cole, Vice chairman, acted as Chairman and Secretary of the Meeting. There being a majority of the Directors of the Board present in person at the Meeting, the Chairman declared that there was a quorum and the Meeting could commence.

         RESOLVED, that the Board hereby approves the Certificate of Amendment (the "Certificate of Amendment") to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing increase of the number of shares of common stock of the Corporation to 280,000,000; and be it further

         RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, to execute and file the Certificate of Amendment with the Secretary of State of the State of Nevada, in the name and on behalf of the Corporation, with such changes thereto as any officer may approve, the execution and filing of the Certificate of Amendment with the Secretary of State of Nevada to be conclusive evidence of such approval, and to take all such further action as they, or any of them, may deem necessary or appropriate; and be it further

         RESOLVED, that the Corporation file an amendment to its Current Report on Form 8-K filed on January 24, 2005 to reflect the change in the proposed increase in the authorized common stock from 500,000,000 to 280,000,000; and be it further

         RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, to take any and all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

         Thereafter, there being no further matters to discuss, the Meeting was adjourned.


                                                     /s/ Bruce Cole
                                                     ---------------------
                                                     Bruce Cole, Secretary

                             EXHIBIT A TO APPENDIX B

                            CERTIFICATE OF AMENDMENT
                          TO ARTICLES OF INCORPORATION
                         FOR NEVADA PROFIT CORPORATIONS

          (PURSUANT TO NRS 78.385 AND 78.390 -AFTER ISSUANCE OF STOCK)

         1. Name of corporation: General Components Inc. (the "Corporation")

         2. Paragraph FOURTH of the articles has been amended in its entirety to read as follows:

                  "FOURTH: That the total number of shares of authorized capital stock that may be issued by the Corporation is TWO HUNDRED AND NINETY MILLION (290,000,000), of which TWO HUNDRED AND EIGHTY MILLION (280,000,000) shares is Common Stock, par value of $0.001, and TEN MILLION (10,000,000) shares is Preferred Stock, par value $0.001. The Corporation may issue such shares from time to time in one or more series as may be established from time to time by resolution of the Board of Directors, each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolutions of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolutions of the Board of Directors providing for the issuance of such series of Preferred Stock. The Board of Directors is authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series."

         3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation have voted in favor of the amendment is: ______%.

         4. Officer Signature: _________________________

                                   APPENDIX C


                                 WRITTEN CONSENT
                                     OF THE
                                  STOCKHOLDERS
                                       OF
                             GENERAL COMPONENTS INC.

                  The undersigned, constituting a majority of the stockholders (collectively, the "Stockholders") of General Components Inc., a Nevada corporation (the "Corporation"), do hereby adopt by this written consent, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting:

                  WHEREAS, the Board of Directors of the Corporation, having considered increasing the number of authorized shares of common stock to 280,000,000, deem it advisable and in the best interests of the Corporation and its Stockholders that increase the authorized capital stock by filing Articles of Amendment to the Articles of Incorporation.

NOW, THEREFORE, BE IT

                  RESOLVED, that, the Board of Directors of the Corporation may increase the number of authorized shares of common stock of the Corporation to 280,000,000; and be it further

                  RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation, to execute all such further documents, certificates or instruments, and to take all such further action, as any such officer may deem necessary, proper, convenient or desirable in order to carry out each of the foregoing resolutions and fully to effectuate the purposes and intents thereof, and that all actions taken by the officers of the Corporation to date, in connection with the foregoing resolutions or otherwise, are hereby in all respects confirmed, ratified and approved.

                  IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of the 1st day of February 2005.

                                                  /s/ Simon Xinming Mu
                                                  ------------------------------
                                                  Simon Xinming Mu


                                                  ------------------------------
                                                  Dan Zheng Lee

                                                  /s/ Bruce A. Cole
                                                  ------------------------------
                                                  Bruce A. Cole

                                                  /s/ Nap Kee Joseph Chan
                                                  ------------------------------
                                                  Nap Kee Joseph Chan


                                                  ------------------------------
                                                  Lawrence Friedman

                                                  /s/ Junichi Goto
                                                  ------------------------------
                                                  Junichi Goto


                                                  ------------------------------
                                                  Peter Wang

                                                  /s/ Regis Kwong
                                                  ------------------------------
                                                  Regis Kwong

                                                  /s/ Ming Sun Jonathan Chan
                                                  ------------------------------
                                                  Ming Sun Jonathan Chan

                                                  /s/ Shumin Tian
                                                  ------------------------------
                                                  Shumin Tian

                                                  /s/ Ping Mao
                                                  ------------------------------
                                                  Ping Mao

                                                  /s/ Hon Man Yun
                                                  ------------------------------
                                                  Hon Man Yun

                                                  /s/ Bing Xu
                                                  ------------------------------
                                                  Bing Xu


                                                  ------------------------------
                                                  Joseph Roach

                                                  /s/ Shao Hui Cheng
                                                  ------------------------------
                                                  Shao Hui Cheng

                                                  ------------------------------
                                                  Bing Zhao


                                                  ------------------------------
                                                  Xiaobo Long


                                                  ------------------------------
                                                  Jane Yang


                                                  ------------------------------
                                                  Chun Yan Geng

                                                  /s/ Chun Hua Hu
                                                  ------------------------------
                                                  Chun Hua Hu

                                                  /s/ Yinglian Kuai
                                                  ------------------------------
                                                  Yinglian Kuai

                                                  /s/ Tao Jiang
                                                  ------------------------------
                                                  Tao Jiang


                                                  ------------------------------
                                                  Lo San David Ho


                                                  ------------------------------
                                                  Yaping Ni

                                                  /s/ Chen Bin Gu
                                                  ------------------------------
                                                  Chen Bin Gu

                                                  /s/ Fan Zeng
                                                  ------------------------------
                                                  Fan Zeng


                                                  HUGHES INDUSTRIES LTD.


                                                  ------------------------------
                                                  By:
                                                  Title:

                                                  CHINA ENTERPRISES INVESTMENTS
                                                  NO. 12 LIMITED

                                                  /s/ Junichi Goto
                                                  ------------------------------
                                                  By:  Junichi Goto
                                                  Title:

                                                  LOTUS LIBERATOR FUND

                                                  /s/ Paul Pheby
                                                  ------------------------------
                                                  By:  Paul Pheby
                                                  Title:  Director

                                                  JAPAN-CHINA INVESTMENT NO. 2
                                                  LIMITED

                                                  /s/ Junichi Goto
                                                  ------------------------------
                                                  By:  Junichi Goto
                                                  Title: